                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                --------------


                                   FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) November 13, 1996
                                                          -----------------


                      Sensormatic Electronics Corporation
                      -----------------------------------
             (Exact name of registrant as specified in charter)




           Delaware                     0-3953                 34-1024665
      -----------------                 ------                 ----------
 (State or other jurisdiction         (Commission             (IRS employer
     of incorporation)                file number)          identification No.)


               951 Yamato Road
             Boca Raton, Florida                                  33431-0700
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    (Address of principal executive offices)                      (Zip Code)


                 Registrant's telephone number, including area code:
                                 (561) 989-7000
                                 --------------

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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

        An action was filed on November 13, 1996 by Marshall Wolf, who claims to be a Sensormatic shareholder, in the Court of Chancery of the State of Delaware against the Company and the members of its Board of Directors challenging the adequacy of the disclosures in the Company's current proxy statement (WOLF v. ASSAF, ET AL., C.A. 15339-NC). The complaint names as defendants the Company and each of its directors: Ronald G. Assaf, Thomas V. Buffett, James E. Lineberger, Jerome M. LeWine, Arthur G. Milnes, John T. Ray, Jr., Timothy P. Hartman and Robert A. Vanourek. The Company was formally served with the complaint on November 18, 1996.

        The WOLF complaint alleges, among other things, that the Company's proxy statement distributed in connection with its planned November 22, 1996 annual shareholders meeting, which solicits proxies for the election of Mr. Assaf, the Company's Chairman of the Board and former chief executive officer, and Dr. Milnes to new terms as directors and for approval of an amendment to the Company's 1995 Stock Incentive Plan, fails to disclose certain admissions regarding prior accounting irregularities allegedly made by Mr. Assaf in his answer filed in the consolidated shareholder class action pending in the United States District Court for the Southern District of Florida (the "Class Action"). The WOLF complaint further alleges that such proxy statement fails to describe the Class Action and fails to describe a derivative lawsuit filed by some of the same lawyers and pending in Delaware. Information about the Class Action and the pending derivative action is reported in the Company's Annual Report on Form 10-K for the year ended June 30, 1996, which was mailed to the Company's stockholders with its proxy statement, and information about the pending derivative action is also reported in the proxy statement. The complaint seeks to invalidate the proxy solicitation, to void any election of directors as a result of the solicitation and to require a new election and revised proxy statement. The complaint also seeks certification as a shareholder class action, as well as unspecified damages and attorney's fees.

        The current proxy solicitation is continuing and the Company intends to hold its annual shareholders meeting and election of directors as scheduled. The Company intends to defend vigorously against the WOLF action.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  November 20, 1996



                                         SENSORMATIC ELECTRONICS CORPORATION


                                         By:  /s/ GARRETT E. PIERCE
                                         ------------------------------------
                                              Garrett E. Pierce
                                              Senior Vice President and Chief
                                              Financial Officer







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